Exhibit 10.171

                                    AGREEMENT

      THIS AGREEMENT (this "Agreement") made as of this 30th day of September, 1999 by and between CAREMATRIX OF MASSACHUSETTS, INC., a Delaware corporation ("CMI") and CHANCELLOR OF CLEARFIELD, INC., a Delaware corporation ("Chancellor").

                               W I T N E S S E T H

      WHEREAS, Chancellor is the lessee and operator of a certain senior housing facility (the "Facility") located in Clearfield, Utah, pursuant to that certain lease agreement dated as of March 10, 1998 (the "Chancellor Facility Lease"); and

      WHEREAS, pursuant to the terms of the Chancellor Facility Lease, CMI is a permitted assignee of Chancellor's interest in the Chancellor Facility Lease; and

      WHEREAS, CMI and Chancellor are parties to a certain Management Agreement dated as of March 18, 1998 with respect to the Facility (as the same may have been amended to date, the "Management Agreement"), pursuant to which CMI provides certain management services to Chancellor with respect to the Facility; and

      WHEREAS, pursuant to the terms of the Management Agreement, CMI (or its affiliate) has the option to lease the Facility (the "Lease Option");

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. Concurrent with the execution and delivery of this Agreement, and in connection with CMI's Lease Option, CMI has paid to Chancellor the sum of $867,000, as a lease commitment fee (the "Lease Commitment Fee"), representing payment in full of any and all amounts due from CMI to Chancellor with respect to the Lease Option.

      2. Chancellor hereby acknowledges receipt of the Lease Commitment Fee, and agrees that the Lease Commitment Fee represents payment in full of any and all amounts due from CMI to Chancellor with respect to the Lease Option.

      3. In consideration of the payment of the Lease Commitment Fee, (a) the lease entered into pursuant to the Lease Option shall (at CMI's option, but subject to any requirements of the lessor under the Chancellor Facility Lease and its lender) either be (i) an assignment by Chancellor of its rights and obligations under the Chancellor Facility Lease, or (ii) a sublease of the Chancellor Facility Lease, such sublease to be on substantially the same terms and conditions as the Chancellor Facility Lease, and (b) Chancellor shall not agree to any amendment to modification of the Chancellor Facility Lease without the prior approval of CMI.

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      4.    Chancellor hereby acknowledges that CMI is in possession of the
            Facility.

      5. Chancellor and CMI each hereby covenant and agree to take such further actions as the other deems reasonably necessary to enable the parties to receive the respective benefits contemplated by this Agreement.

      6. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and (iii) may not be modified orally, but only by a writing signed by each of CMI and Chancellor.

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                    CHANCELLOR OF CLEARFIELD, INC.


                                    By: /s/ Abraham D. Gosman
                                        ----------------------------------------
                                        Name:
                                        Title:
                                        hereunto duly authorized


                                    CAREMATRIX OF MASSACHUSETTS, INC.


                                    By: /s/ David B. Currie
                                        ----------------------------------------
                                        Name: David B. Currie
                                        Title: Senior Vice President
                                        hereunto duly authorized